EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:	Case No.	01-23229 rcj

FCI Environmental, Inc.	CHAPTER 11

MONTHLY OPERATING REPORT

(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	March 31, 2002	PETITION DATE:	December 20, 2001

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here       the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor.  Dollars reported in ($1)

		End of Current Month	End of Prior Month	As of Petition Filing
2.	Asset and Liabilities Structure
	a. Current Assets	$383,881	$427,760
	b. Total Assets	401,232	457,111	$347,596
	c. Current Liabilities	604,516	530,348
	d. Total Liabilities	$15,148,653	$15,074,485	$14,544,137

		Current Month	Prior Month	Cumulative (Case to Date)
3.	Statement of Cash Receipts & Disbursements for Month
	a. Total Receipts	$136,779	$187,319	$578,884
	b. Total Disbursements	150,986	212,189	585,515
	b. Excess (Deficiency) of Receipts Over Disbursements (a - b)	(14,207)	(24,870)	(6,631)
	d. Cash Balance Beginning of Month	25,827	50,697	18,251
	e. Cash Balance End of Month (c + d)	$11,620	$25,827	$11,620

		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(130,585)	$(159,191)	$(472,023)
5.	Account Receivables (Pre and Post Petition)	166,041	164,424
6.	Post-Petition Liabilities	604,516	530,348
7.	Past Due Post-Petition Account Payables (over 30 days)	$4,8591	$1,562

At the end of this reporting month:		Yes	No

8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

X

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X

10.	If the answer is yes to 8 or 9, were all such payments approved by the court? (additional information attached)

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	X

12.	Is the estate insured for replacement cost of assets and for general liability?	X

13.	Are a plan and disclosure statement on file?	X

14.	Was there any post-petition borrowing during this reporting period? (additional information attached)	X

15.	Check if paid: Post-petition taxes ☐; U.S. Trustee Quarterly Fees ☐; Check if filing is current for: Post-petition tax reporting and tax returns: ☒.
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	April 22, 2002	/S/ R. Kenyon Culver, CFO
Responsible Individual

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended           March 31, 2002

Current Month						Cumulative (Case to Date)	Next Month Forecast
Actual	Forecast	Variance
					Revenues:
$80,828	$173,383	$(92,555)	1		Gross Sales	$277,411	$175,003
0	0	0	2		less: Sales Returns & Allowances	0	0
80,828	173,383	(92,555)	3		Net Sales	277,411	175,003
56,354	38,364	(17,990)	4		less: Cost of Goods Sold (Schedule ‘B’)	155,804	38,990
24,474	135,019	(110,545)	5		Gross Profit	121,607	136,013
0	0	0	6		Interest	0	0
0	0	0	7		Other Income:	0	0
			8
			9
24,474	135,019	(110,545)	10		Total Revenues	121,607	136,013
					Expenses:
40,192	38,333	(1,859)	11		Compensation to Owner(s/Officer(s)	128,953	38,333
43,761	75,778	32,017	12		Salaries	226,962	75,778
0	0	0	13		Commissions	1,968	0
0	0	0	14		Contract Labor	0	0
			15		Rent/Lease:Personal Property
14,605	10,825	(3,780)	16		Real Property	58,732	10,825
11,678	5,763	(5,915)	17		Insurance	17,501	5,763
0	0	0	18		Management Fees	0	0
2,033	1,750	(283)	19		Depreciation	6,986	1,833
					Taxes:
8,215	8,730	515	20		Employee Payroll Taxes	28,058	8,730
0	0	0	1		Real Property Taxes	1,889	0
0	0	0	2		Other Taxes	0	0
1,864	7,684	5,820	3		Other Selling	10,764	7,775
25,044	28,353	3,309	4		Other Administrative	94,402	28,353
7,667	0	(7,667)	5		Interest	7,667	0
0	0	0	6	Other Expenses:	License fees	6,160	0
0	0	0	7			0	0
0	0	0	8			0	0
			9
			10
			11
			12
			13
			14
155,059	177,216	22,157	15		Total Expenses	590,042	177,390
(130,585)	(42,197)	(88,388)	16		Subtotal	(468,435)	(41,377)
					Reorganization Items:
0	0	0	17		Professional Fees (additional information attached)	(3,088)	0
0	0	0	18		Provisions for Rejected Executory Contracts	0	0
0	0	0	19		Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	0
0	0	0	20		Gain or (Loss from Sale of Equipment)	0	0
0	0	0	21		U.S. Trustee Quarterly Fees	(500)	0
			22
0	0	0	23		Total Reorganization Items	(3,588)	0
(130,585)	(42,197)	(88,388)	24		Net Profit (Loss Before Federal & State Taxes)	(472,023)	(41,377)
0	0	0	25		Federal & State Income Taxes	0	0
$(130,585)	$(42,197)	$(88,388)	26		Net Profit (Loss)	$(472,023)	$(41,377)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET

(General Business Case)

For the Month Ended  March 31, 2002

		From Schedules	Market Value
	Assets

	Current Assets
1	Cash and cash equivalents — unrestricted		$11,620
2	Cash and cash equivalents — restricted		0
3	Accounts receivable (net)	A	166,041
4	Inventory (net)	B	185,182
5	Prepaid expenses		17,557
6	Professional retainers		3,481
7	Other:		0
8			0

9	Total Current Assets		383,881

	Property and Equipment (Market Value)
10	Real property	C	0
11	Machinery and equipment	D	1,759
12	Furniture and fixtures	D	9,800
13	Office equipment	D	5,792
14	Leasehold improvements	D	0
15	Vehicles	D	0
16	Other:	D
17		D
18		D
19		D
20		D

21	Total Property and Equipment		17,351

	Other Assets
22			0
23			0
24			0
25			0
26			0
27			0

28	Total Other Assets		0

29	Total Assets		$401,232

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

See additional information attached

Liabilities and Equity

(General Business Case)

			From Schedules
		Liabilities

		Post-Petition

		Current Liabilities
30		Salaries and wages		$35,630
31		Payroll taxes		16,319
32		Real and personal property taxes		0
33		A/P clearing		5,418
34		Sales taxes		0
35		Notes payable (short term)		285,000
36		Accounts payable (trade)	A	34,623
37		Real property lease arrearage		0
38		Personal property lease arrearage		0
39		Accrued professional fees		3,088
40		Current portion of long-term post-petition debt (due within 12 months)		0
41	Other:	Warranty reserve, deferred revenue and deposits		107,297
42		Benefits commissions and accrued DIP loan interest		10,882
43		Due to affiliates		106,259

44		Total Current Liabilities		604,516

45		Long-Term Post-Petition Debt, Net of Current Portion		0

46		Total Post-Petition Liabilities		604,516

		Pre-Petition Liabilities (allowed amount)
47		Secured claims	F	0
48		Priority unsecured claims	F	170,775
49		General unsecured claims	F	14,373,362

50		Total Pre-Petition Liabilities		14,544,137

51		Total Liabilities		15,148,653

		Equity (Deficit)
52		Equity (Deficit) at time of filing		(14,207,909)
53		Capital Stock		0
54		Additional paid-in capital		1,000
55		Cumulative profit/(loss since filing of case)		(472,023)
56		Post-petition contributions/(distributions or (draws)		0
57		Preferred stock		0
58		Market value adjustment		(68,489)

59		Total Equity (Deficit)		(14,747,421)

60		Total Liabilities and Equity (Deficit)		$401,232

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt

0 -30 Days	$121,280	$29,764

31-60 Days	43,285	4,587

61-90 Days	0	272	$4,859

91+ Days	21,816	0

Total accounts receivable/payable	186,381	$34,623

Allowance for doubtful accounts	(20,340)

Accounts receivable (net)	$166,041

Schedule B

Inventory/Cost of Goods Sold

Cost of Goods

Types and Amount of Inventory(ies)	Cost of Goods

		Inventory(ies)
		Balance at	Inventory Beginning of Month
		End of Month			$228,931
			Add -
Retail/Restaurants -			Net purchase		1,830
Product for resale		$0	Direct labor		1,195
			Manufacturing overhead		6,424
Distribution -			Freight in		0
Products for resale		0	Other:

Manufacturer -					0
Raw Materials		355,974			0
Work-in-progress		(33,260)	Less -
Finished goods		548,673	Inventory End of Month		185,182
			Shrinkage		(2,520)
Other — Explain		(686,205)	Personal Use		(636)
Reserve for obsolescence
			Cost of Goods Sold		$56,354
TOTAL		$185,182

Method of Inventory Control			Inventory Valuation Methods

Do you have a functioning perpetual inventory system?			Indicate by a checkmark method of inventory used.
Yes ☒	No	☐
How often do you take a complete physical inventory?			Valuation methods - N/A
			FIFO cost	X
Weekly			LIFO cost
Monthly			Lower of cost or market	X
Quarterly			Retail method
Semi-annually	X		Other -
Annually			Explain
Date of last physical inventory was		1/18/2002

Date of next physical inventory is		6/30/2002

Schedule C

Real Property

Description	Cost	Market Value
None	$0	$0

Total	$0	$0

Schedule D

Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -
Various	$89,137	$1,759

3/31/02 NBV = $16,662

Total	$89,137	$1,759

Furniture & Fixtures -
Various	$35,000	$9,800

3/31/02 NBV = $24,135

Total	$35,000	$9,800

Office Equipment -
Various	$262,278	$5,792

3/31/02 NBV = $41,333
Total	$262,278	$5,792

Leasehold Improvements —
None	$0	$0

Total	$0	$0

Vehicles —
None	$0	$0

Total	$0	$0

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total

Federal

Income Tax Withholding	$8,402				$7,491

FICA — Employee	3,844				3,437

FICA — Employer	3,844				3,437

Unemployment (FUTA)	56				37

Income

Other (Attach List)

Total Federal Taxes	16,146				16,146

State and Local

Income Tax Withholding	173				499

Unemployment (UT)

Disability Insurance (DI)

Empl. Training Tax (ETT)

Sales

Excise

Real property

Personal property

Income

Other (Attach List)

Total State & Local Taxes	173				173

Total Taxes	$16,319				$16,319

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)

Secured claims (a)	$0	$0
Priority claims other than taxes	168,155	114,082
Priority tax claims	56,936	56,693
General unsecured claims	$14,414,591	$14,373,362

(a)                                  List total amount of claims even it under secured.

(b)                                 Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G

Rental Income Information

Not applicable to General Business Cases.

Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Bank of America	Bank of America	Petty cash and suspense
Account Type	Checking	Checking
Account No.	37-5550-8595	37-5550-8511
Account Purpose	General disbursement	Payroll
Balance, End of Month	$10,580	$2,350	$(1,310)

Total Funds on Hand for all Accounts	$11,620

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended March 31, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales	35,551	163,656
3	Interest Received	0	0
4	Borrowings	0	285,000
5	Funds from Shareholders, Partners, or Other Insiders	0	0
6	Capital Contributions	0	0
7	Transfers from DecisionLink, Inc., an affiliated company	86,742	115,742
8	Transfer from IDL Corp, an affiliated company	14,486	14,486
9
10
11
12	Total Cash Receipts	136,779	578,884

	Cash Disbursements
13	Payments for Inventory	1,622	27,825
14	Selling	0	13,479
15	Administrative	29,251	132,384
16	Capital Expenditures	0	0
17	Principal Payments on Debt	0	0
18	Interest Paid	0	0
	Rent/Lease:
19	Personal Property	0	1,644
20	Real Property	14,605	29,073
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	24,385	86,495
22	Draws	0	0
23	Commissions/Royalties	0	0
24	Expense Reimbursements	0	0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	45,801	163,459
27	Management Fees	0	0
	Taxes:
28	Employee Withholding	25,046	88,372
29	Employer Payroll Taxes	7,791	28,299
30	Real Property Taxes	0	0
31	Other Taxes	0	0
32	Other Cash Outflows:	0	0
33	Transfers to IDL Corp., an affiliated company	2,486	14,486
34
35
36
37
38	Total Cash Disbursements:	150,986	585,515
39	Net Increase (Decrease in Cash)	(14,207)	(6,631)
40	Cash Balance, Beginning of Period	25,827	18,251

41	Cash Balance, End of Period	$11,620	$11,620

MONTHLY OPERATING REPORT

FCI Environmental, Inc. 01-23229 rjc

March 31, 2002

Additional Information

Summary of Financial Status:

The financial information provided herein includes the accounts of FCI Environmental, Inc. (“FCI”) on a stand-alone basis. This financial information does not include the accounts of any of its affiliated companies.

No. 11. Payments made to officers:

Payment Date	Check Nbr.	Amount	Purpose	Payee
3/08/02	10994	$5,334.26	Payroll period ended 03/02/02	Ken Culver, CFO
3/08/02	10995	6,857.98	Payroll period ended 03/02/02	Peter Gerard, CEO
3/22/02	11013	6,857.98	Payroll period ended 03/16/02	Peter Gerard, CEO
3/22/02	11012	5,334.28	Payroll period ended 03/16/02	Ken Culver, CFO

Approved on or about December 21, 2001, by court order authorizing payment of wages, salaries, employee benefits and reimbursable employee expenses.

No. 14. An emergency order authorizing post-petition financing was approved by the bankruptcy court on or about December 21, 2001. $285,000 has been received by the end of this reporting period.

Statement of Operations:

The Statement of Operation budget does not include revenues from IDL Corp., an affiliated company that is integral to the debtor’s joint plan of reorganization.

Line 4 — Cost of goods sold — the budget contains only direct material costs. All other costs normally associated with cost of goods sold are included within operating expenses.

Line 16 — real property lease — amended lease expected to be executed April 2002 reducing actual monthly expense to budgeted expense.

General Explanation of Variances to Statement of Operations:

The forecasted amounts are preliminary in nature. These amounts were derived from a combined Chapter 11 bankruptcy budget including affiliated companies

Balance Sheet:

Cash — Bank statements and reconciliations attached for:

Facility	Account No.
Bank of America	37-5550-8595
Bank of America	37-5550-8511

Inventory — the stated inventory balance is net of a $686,205 reserve to appropriately state inventories at the lower of cost or market.

Property and Equipment (Market Value) — market value has not been independently determined. Management estimates that the estate’s property and equipment, with a net book value of $82,130, to be worth $17,351.

Warranty Reserve ($32,713) and deferred Revenue ($71,137) — were not included as claims in the estate’s Schedule F — Creditors Holding Unsecured Nonpriority Claims, as these obligations will be fulfilled under a Chapter 11 going concern plan of reorganization.

Pre-petition general unsecured claims — includes $14,006,118 due to DecisionLink, Inc. (Chapter 11 case Nbr. 01-22706), the sole owner of FCI, and $108,446 due to affiliated companies.

END

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